UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017

GAMING AND LEISURE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	001-36124	46-2116489
(State or Other Jurisdiction of Incorporation or Organization)	(Commission file number)	(IRS Employer Identification Number)

845 Berkshire Blvd., Suite 200
Wyomissing, PA 19610
(Address of principal executive offices)

610-401-2900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of Gaming and Leisure Properties, Inc. (the “Company”) elected Earl Shanks to serve as a director of the Company effective immediately, subject to receipt of customary regulatory approvals. Mr. Shanks will also be included on the ballot of the Company’s 2017 annual meeting of shareholders for election to a new one-year term. In addition, the Board will consider appointment to one or both of its committees at its next regularly scheduled meeting.

The Board has determined that Mr. Shanks qualifies as an independent director under the director independence standards set forth in the rules and regulations of the Securities and Exchange Commission and the applicable listing standards of the NASDAQ Stock Market LLC.

Mr. Shanks has served as Chief Financial Officer of Essendant Inc., which is a leading supplier of workplace essentials, since November 2015. Previously, Mr. Shanks served as the Chief Financial Officer at Convergys Corporation, a global leader in relationship management solutions and a major provider of outsourced business services from 2003 until 2012. From 1996 to 2003, Mr. Shanks held various financial leadership roles with NCR Corporation, ultimately serving as the Chief Financial Officer from 2001 to 2003 where he oversaw treasury, finance, real estate, tax, and six business unit finance teams. Mr. Shanks has served as a director of Verint Systems Inc. since July 2012.

There are no arrangements or understandings between Mr. Shanks and any other person pursuant to which he was selected as a director. Mr. Shanks has not been a party to any transaction involving the Company required to be disclosed under Item 404(a) of Regulation S-K.

Mr. Shanks will receive compensation for his service as a director consistent with the Company's compensation practices for non-employee directors as described under the caption "Director Compensation" in the Company's proxy statement filed with the Securities and Exchange Commission on April 22, 2016.

On March 8, 2017, the Company issued a press release announcing Mr. Shanks election to the Board, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated March 8, 2017

* * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 8, 2017	GAMING AND LEISURE PROPERTIES, INC.

	By:	/s/ William J. Clifford
	Name:	William J. Clifford
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Gaming and Leisure Properties, Inc. Press Release, dated March 8, 2017

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